Exhibit 10.1
TWELFTH LOAN MODIFICATION AGREEMENT
     This Twelfth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of September 25, 2007, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and ART TECHNOLOGY GROUP, INC., a Delaware corporation with its principal place of business at 25 First Street, Cambridge, Massachusetts 02141 (“Borrower”).
1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 13, 2002, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of June 13, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of September 27, 2002, as further amended by a certain Amendment dated as of October 4, 2002, as further amended by a certain Second Loan Modification Agreement dated as of December 24, 2002, as further amended by a certain Third Loan Modification Agreement dated as of October 20, 2003, as further amended by a certain Fourth Loan Modification Agreement dated November 26, 2003, as further amended by a certain Letter Agreement dated June 16, 2004, as further amended by a certain Fifth Loan Modification Agreement dated June 30, 2004, as amended by a certain Sixth Loan Modification Agreement dated November 24, 2004, as amended by a certain Seventh Loan Modification Agreement dated December 21, 2004, as amended by a certain Eighth Loan Modification Agreement dated December 30, 2005, as further amended by a certain Ninth Loan Modification Agreement dated as of February 10, 2006, and effective as of February 7, 2006, as further amended by a certain Tenth Loan Modification Agreement dated as of October 4, 2006, and as further amended by a certain Eleventh Loan Modification Agreement dated as of May 7, 2007 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).
Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
3. DESCRIPTION OF CHANGE IN TERMS.
A.	Modifications to Loan Agreement.
1.	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.2 thereof:
“ (a) Borrower shall deliver to Bank: (i) as soon as available, but no later than five (5) days after filing, copies of all of Borrower’s reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission, (ii) as soon as available, but no later than ninety (90) days after the last day of Borrower’s fiscal year, Borrower’s operating plan, including balance sheet and income statement, reflecting projections on a quarterly basis for the upcoming fiscal year, as approved by Borrower’s board of directors, (iii) as soon as available, but no later than one hundred twenty (120) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Seven Hundred Fifty Thousand Dollars

($750,000.00) or more; and (v) other financial information reasonably requested by Bank.”
and inserting in lieu thereof the following:
“ (a) Borrower shall deliver to Bank: (i) as soon as available, but no later than five (5) days after filing, copies of all of Borrower’s reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission, (ii) as soon as available, but no later than ninety (90) days after the last day of Borrower’s fiscal year, Borrower’s operating plan, including balance sheet and income statement, reflecting projections on a quarterly basis for the upcoming fiscal year, as approved by Borrower’s board of directors, (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Seven Hundred Fifty Thousand Dollars ($750,000.00) or more; and (iv) other financial information reasonably requested by Bank.”
2.	The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.
B.	Waiver. Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to comply with the financial covenant set forth in Section 6.7(b) thereof as of and for the quarter ended June 30, 2007. Bank’s waiver of Borrower’s compliance of said affirmative covenant shall apply only to the foregoing specific period.
4. FEES. Borrower shall pay to Bank a modification fee equal to Five Thousand Dollars ($5,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.
5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 13, 2002 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof.
6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
8. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.
9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.
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     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:			BANK:

ART TECHNOLOGY GROUP, INC.			SILICON VALLEY BANK

By:	/s/ Julie M.B. Bradley		By:	/s/ Irina Case
	Name:	Julie Bradley		Name:	Irina Case
	Title:	CFO		Title:	SVP
          The undersigned, PRIMUS KNOWLEDGE SOLUTIONS, INC. (“Guarantor”), ratifies, confirms and reaffirms, all and singular, the terms and conditions of (a) a certain Unlimited Guaranty dated December 21, 2004 executed by Guarantor in favor of Bank (the “Guaranty”), and (b) a certain Security Agreement dated as of December 21, 2004 by and between Guarantor and Bank (the “Security Agreement”), and acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

PRIMUS KNOWLEDGE SOLUTIONS, INC.
By:	/s/ Julie M.B. Bradley
	Name:	Julie Bradley
	Title:	CFO

EXHIBIT A
COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK FROM: ART TECHNOLOGY GROUP, INC.	Date:
     The undersigned authorized officer of ART TECHNOLOGY GROUP, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending ___with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.6 of the Agreement, and (5) no Liens have been levied or claims made against Borrower relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Board approved operating plan	FYE within 90 days	Yes No
10-Q and 10-K and CC	Within 5 days after filing with SEC	Yes No

Financial Covenant	Required	Actual	Complies

Maintain at all times (tested):
Minimum Liquidity (quarterly)	$20,000,000	$ _________	Yes No
Minimum Profitability (quarterly)	*	$ _________	Yes No

*	see Section 6.7(b) of the Loan Agreement
          The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

ART TECHNOLOGY GROUP, INC.

By:

Name:
Title:

BANK USE ONLY
Received by:

AUTHORIZED SIGNER
Date:

Verified:

AUTHORIZED SIGNER
Date:

Compliance Status: Yes No